Supplement dated May 1, 2003 to Prospectus dated May 1, 2000 as supplemented on
                          May 1, 2002 and May 1, 2001

                FACILITATOR(R): MULTI-FUNDED RETIREMENT ANNUITY
                                  INVESTING IN
                         NYLIAC MFA SEPARATE ACCOUNT I
                         NYLIAC MFA SEPARATE ACCOUNT II

          This supplement amends the May 1, 2000 Prospectus for the Facilitator(R) Multi-Funded Retirement Annuity policies, as supplemented on May 1, 2002 and May 1, 2001 ("policies"). Please read this supplement carefully and retain it for future reference. This supplement is not valid unless it is accompanied by a Prospectus for the policies, as supplemented on May 1, 2002 and May 1, 2001. The terms we use in this supplement have the same meanings as in the Prospectus for the policies.

          On page 4 of the Prospectus, replace the MainStay VP Series Fund Annual Expenses for flexible premium policies with the following:

                                                          MAINSTAY VP              MAINSTAY VP         MAINSTAY VP
                                                  GROWTH EQUITY-INITIAL CLASS   BOND-INITIAL CLASS   CASH MANAGEMENT
                                                  ---------------------------   ------------------   ---------------
MAINSTAY VP SERIES FUND ANNUAL EXPENSES
  (as a % of average net assets for the fiscal year ended December 31, 2002)(a)
     Total Fund Annual Expenses.................            0.51%                     0.52%              0.55%

     ----------------------
     (a) The Fund or its agents provided the fees and charges, which are based on 2002 expenses and may reflect estimated charges. We have not verified the accuracy of the information provided by the agents.

          On page 4 of the Prospectus, replace the second paragraph under "EXAMPLES" with the following:

     A policy owner would pay the following expenses on a hypothetical $10,000 investment, assuming a 5% annual return on assets:

     1. If you surrender your policy at the end of the stated time period:

                                                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                       ------   -------   -------   --------
           Common Stock..............................................  $1,046   $1,755    $2,379     $3,722
           Bond......................................................  $1,047   $1,758    $2,384     $3,731
           Money Market..............................................  $1,050   $1,766    $2,398     $3,758

     2. If you do not surrender or annuitize your policy:

                                                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                       ------   -------   -------   --------
           Common Stock..............................................  $  334   $1,020    $1,728     $3,604
           Bond......................................................  $  335   $1,023    $1,733     $3,613
           Money Market..............................................  $  338   $1,032    $1,748     $3,641

          On page 5 of the Prospectus, replace MainStay VP Series Fund Annual Expenses for single premium policies with the following:

                                                          MAINSTAY VP              MAINSTAY VP         MAINSTAY VP
                                                  GROWTH EQUITY-INITIAL CLASS   BOND-INITIAL CLASS   CASH MANAGEMENT
                                                  ---------------------------   ------------------   ---------------
MAINSTAY VP SERIES FUND ANNUAL EXPENSES
  (as a % of average net assets for the fiscal year ended December 31, 2002)(a)
     Total Fund Annual Expenses.................             0.51%                    0.52%               0.55%

     ----------------------
     (a) The Fund or its agents provided the fees and charges, which are based on 2002 expenses and may reflect estimated charges. We have not verified the accuracy of the information provided by the agents.

     18711A (5/03)

        On page 5 of the Prospectus, replace the second paragraph under "EXAMPLES" with the following:

     A policy owner would pay the following expenses on a hypothetical $10,000 investment, assuming a 5% annual return on assets:

     1. If you surrender your policy at the end of the stated time period:

                                                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                       ------   -------   -------   --------
           Common Stock..............................................  $  903   $1,108    $1,313     $2,087
           Bond......................................................  $  904   $1,111    $1,318     $2,098
           Money Market..............................................  $  907   $1,120    $1,333     $2,130

     2. If you do not surrender or annuitize your policy:

                                                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                        ------   -------   -------   --------
           Common Stock...............................................  $  180    $ 559     $ 962     $2,087
           Bond.......................................................  $  181    $ 562     $ 967     $2,098
           Money Market...............................................  $  185    $ 571     $ 983     $2,130

     On page 12, add the following to the "Condensed Financial Information" for NYLIAC MFA Separate Account I:

     On page 12, replace the introductory paragraph to the NYLIAC MFA Separate Account I "Condensed Financial Information" with the following:

     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, included in the Statement of Additional Information. Values and units shown are for full year periods beginning January 1 except where indicated.

                                                                        JANUARY 1, 2002 TO DECEMBER 31, 2002
                                                      -------------------------------------------------------------------------
                                                          COMMON STOCK                 BOND                  MONEY MARKET
                                                      {INVESTMENT DIVISIONS   {INVESTMENT DIVISIONS}    {INVESTMENT DIVISIONS}
                                                      ---------------------   -----------------------   -----------------------
                                                       SINGLE     FLEXIBLE      SINGLE      FLEXIBLE      SINGLE      FLEXIBLE
                                                       PREMIUM     PREMIUM     PREMIUM      PREMIUM      PREMIUM      PREMIUM
                                                      POLICIES    POLICIES     POLICIES     POLICIES     POLICIES     POLICIES
                                                      ---------   ---------   ----------   ----------   ----------   ----------
Accumulation Unit Value as of 1/1/02................    $63.34      $57.88      $38.06       $34.78       $23.13       $21.14
Accumulation Unit Value as of 12/31/02..............    $47.38      $43.08      $41.15       $37.42       $23.15       $21.06
Number of units outstanding as of 12/31/02..........       886       2,252         420        1,006           99          196

     On page 14 of the Prospectus, add the following to the "Condensed Financial Information" for NYLIAC MFA Separate Account II:

     On page 14, replace the introductory paragraph to the NYLIAC MFA Separate Account II "Condensed Financial Information" with the following:

     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, included in the Statement of Additional Information. Values and units shown are for full year periods beginning January 1 except where indicated.

                                                                      JANUARY 1, 2002 TO DECEMBER 31, 2002
                                                      ---------------------------------------------------------------------
                                                          COMMON STOCK                BOND                MONEY MARKET
                                                      {INVESTMENT DIVISIONS   INVESTMENT DIVISIONS    {INVESTMENT DIVISIONS
                                                      ---------------------   ---------------------   ---------------------
                                                       SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                       PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                                      POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                                      ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit Value as of 1/1/02................    $63.34      $57.88      $38.20      $34.84      $23.13      $21.14
Accumulation Unit Value as of 12/31/02..............    $47.38      $43.08      $41.31      $37.48      $23.15      $21.06
Number of units outstanding as of 12/31/02..........     1,100         239         728         106         135          28

          On page 14 of the Prospectus, replace the first paragraph under "FINANCIAL STATEMENTS" with the following:

     The balance sheet of NYLIAC as of December 31, 2002 and 2001 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2002 (including the report of independent accountants) and the Separate Account statement of assets and liabilities as of December 31, 2002 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of independent accountants) are included in the Statement of Additional Information. The independent public accountants are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, N.Y. 10036.

          On page 15 of the Prospectus, in the second paragraph, replace the second sentence with "NYLIAC held assets of $45 billion at the end of 2002."

     On page 18 of the Prospectus, after the third paragraph and immediately before the section entitled "Accumulation Period," add the following:

     (a) Limits on Transfers.

     Your right to make transfers under the policy is subject to modification if we determine, in our sole opinion, that the exercise of that right will disadvantage or potentially hurt the rights or interests of other policyowners. Any modification could be applied to transfers to or from some or all of the Investment Divisions and could include, but not be limited to, not accepting a transfer request from you or any person, asset allocation and/or market timing services made on your behalf and/or limiting the amount that may be transferred into or out of any Investment Division at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which we consider to be to the actual or potential disadvantage of other policyowners.

     Currently we reserve the right to reject, without prior notice, transfer requests into or out of any Investment Division if the amount of the request (either alone or when combined with amounts from other policies owned by or under the control of the same individual or entity) would exceed $500,000.

     Also, if you or someone acting on your behalf requests more than two transfers into or out of one or more Investment Divisions within any 30-day period, and/or requests one or more transfers of sums in excess of the $500,000 limit described above, we currently reserve the right to require that all subsequent transfer requests for your policy be made through the U.S. mail or an overnight courier. We will provide you with written notice prior to implementing this limitation.

     In addition, orders for the purchase of portfolio shares are subject to acceptance by the relevant Fund. We reserve the right to reject, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding portfolio is not accepted for any reason.

     On page 25 of the Prospectus, replace the section entitled DELAY OF PAYMENTS with the following:

DELAY OF PAYMENTS

     We will pay any amounts due from the Separate Account under the policy within seven days of the date NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request.

     Situations where payment may be delayed:

     1. We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions from the Separate Account to the Fixed Account during any period that:

          (a) The New York Stock Exchange ("NYSE") is closed for other than usual weekends or holidays, trading is restricted by the Securities and Exchange Commission ("SEC"); or the SEC declares that an emergency exists;

          (b) The SEC, by order, permits us to delay payment in order to protect our policyowners; or

          (c) The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

     2. We may delay payment of any amount due from the Fixed Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account. We will pay interest of at least 3.5% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

     3. Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

          In the final sentence on page 30 of the Prospectus, replace "May 1, 2000" with "May 1, 2003."

                New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                               51 Madison Avenue
                            New York, New York 10010

                FACILITATOR(R): MULTI-FUNDED RETIREMENT ANNUITY
                                  INVESTING IN
                         NYLIAC MFA SEPARATE ACCOUNT I
                         NYLIAC MFA SEPARATE ACCOUNT II

Supplement Dated May 1, 2003 to Statement of Additional Information Dated May 1,
              2000 as supplemented on May 1, 2001 and May 1, 2002

          This supplement amends the May 1, 2000 Statement of Additional Information ("SAI") for the Facilitator(R) Multi-Funded Retirement Annuity as supplemented on May 1, 2001 and May 1, 2002 ("policies"). Please read this supplement carefully and retain it for future reference. This supplement is not valid unless it is accompanied by a SAI for the Prospectus to the policies dated May 1, 2000. The terms we use in this supplement have the same meanings as in the SAI for the Prospectus to the policies.

          You should read the SAI in conjunction with the Facilitator Prospectus dated May 1, 2000 as supplemented May 1, 2001 and May 1, 2002.

          On page 4 of the SAI, replace the fourth and fifth paragraphs under the subheading "MONEY MARKET INVESTMENT DIVISION" with the following:

     For the seven-day period ending December 31, 2002, the annualized yields for the single premium policies for the Money Market Investment Division were -0.32% for NYLIAC MFA Separate Account I and NYLIAC MFA Separate Account II. For the same period, the annualized yields for the flexible premium policies for the Money Market Investment Division were -0.74% for NYLIAC MFA Separate Account I and NYLIAC MFA Separate Account II.

     For the seven-day period ending December 31, 2002, the effective yields for the single premium policies for the Money Market Investment Division were -0.32% for NYLIAC MFA Separate Account I and -0.32% for NYLIAC MFA Separate Account II. For the same period, the effective yields for the flexible premium policies for the Money Market Investment Division were -0.74% for NYLIAC MFA Separate Account I and NYLIAC MFA Separate Account II.

          On Page 5 of the SAI, replace the paragraph just prior to BOND AND COMMON STOCK STANDARD TOTAL RETURN CALCULATIONS with the following:

     For the 30-day period ended December 31, 2002, the annualized yields for the Bond Investment Divisions were 2.41% and 1.88%, respectively, for single premium policies and flexible premium policies.

          On page 5 of the SAI, replace the second, third, and fourth paragraphs under BOND AND COMMON STOCK STANDARD TOTAL RETURN CALCULATIONS, with the following:

     For one, five and ten year periods ending December 31, 2002, and the period from January 23, 1984 to December 31, 2002, the average annual total returns for the single premium policies for the MainStay VP Bond Investment Division were 0.56%, 5.17%, 5.90%, and 7.61%, respectively, for NYLIAC MFA Separate Account I; and 0.56%, 5.17%, 5.90% and 7.64%, respectively, for NYLIAC MFA Separate Account
II. For the same periods, the average annual total returns for flexible premium policies for the Bond Investment Division were 0.05%, 3.99%, 5.27% and 7.08%, respectively, for NYLIAC MFA Separate Account I, and 0.05%, 3.99%, 5.27% and 7.09%, respectively, for NYLIAC MFA Separate Account II.

     For the one, five and ten year periods ending December 31, 2002, and the period from January 23, 1984 to December 31, 2002, the average annual total returns for the single premium policies for the Common Stock Investment Division were -30.43%, -1.87%, 7.54% and 8.68%, respectively, for NYLIAC MFA Separate Account I. For the same periods, the average annual total returns for flexible premium policies for the Common Stock Investment Division were -30.78%, -2.97%, 6.90% and 8.13%, respectively, for NYLIAC MFA Separate Account I.

     For the one, five and ten year periods ending December 31, 2002, and for the period from January 18, 1985 to December 31, 2002, the average annual total returns for the single premium policies for the Common Stock Investment Division were -30.43%, -1.87%, 7.54% and 8.64%, respectively, for NYLIAC MFA Separate Account II. For the same periods, the average annual total returns for flexible premium policies for the Common Stock Investment Division were -30.78%, -2.97%, 6.90% and 8.10%, respectively, for NYLIAC Separate Account II.

          On page 6 of the SAI, under OTHER PERFORMANCE DATA, replace the second, third and fourth paragraphs with the following:

     Using the non-standard format, for the one, five and ten year periods ending December 31, 2002, and the period from January 23, 1984 to December 31, 2002, the average annual total returns for the single premium policies for the Bond Investment Division were 8.12%, 5.81%, 5.90% and 7.61%, respectively, for NYLIAC MFA Separate Account I; and 8.12%, 5.81%, 5.90% and 7.64%, respectively, for NYLIAC MFA Separate Account II. For the same periods, the average annual total returns for flexible premium policies for the Bond Investment Division were 7.58%, 5.28%, 5.38% and 7.08%, respectively, for NYLIAC MFA Separate Account I; and 7.58%, 5.28%, 5.38% and 7.09%, respectively, for NYLIAC MFA Separate Account II.

     For the one, five and ten year periods ending December 31, 2002, and the period from January 23, 1984 to December 31, 2002, the average annual total returns for the single premium policies for the Common Stock Investment Division were -25.19%, -1.27%, 7.54% and 8.68%, respectively, for NYLIAC MFA Separate Account I. For the same periods, the average annual total returns for the flexible premium policies for the Common Stock Investment Division were -25.57%, -1.76%, 7.00% and 8.13%, respectively, for NYLIAC MFA Separate Account I.

     For the one, five and ten year periods ending December 31, 2002, and the period from January 18, 1985 to December 31, 2002, the average annual total returns for the single premium policies for the Common Stock Investment Division were -25.19%, -1.27%, 7.54% and 8.68%, for NYLIAC MFA Separate Account II. For the same periods, the average annual total returns for flexible premium policies for the Common Stock Investment Division were -25.57%, -1.76%, 7.00% and 8.13%, respectively, for NYLIAC MFA Separate Account II.

          On page 8 of the SAI, replace the first paragraph of "DISTRIBUTOR OF THE POLICIES" with the following:

     NYLIFE Distributors Inc. ("NYLIFE Distributors") is the distributor of the policies. NYLIFE Distributors is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. For the year ended December 2000, 2001 and 2002, NYLIAC paid commissions of $748,501, $192,644 and $258,014, respectively, none of which were retained by NYLIFE Distributors.

          On page 9 of the SAI, replace the two paragraphs in "LEGAL PROCEEDINGS" with the following:

     NYLIAC is a defendant in individual suits arising from its agency sales force, insurance (including variable contacts registered under the federal securities law), investment retail securities and/or other operations, including actions involving retails sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

          On page 9 of the SAI, under "EXPERTS," replace the first paragraph with the following:

                                    EXPERTS

     The balance sheet of NYLIAC as of December 31, 2002 and 2001 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2002 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

     The Separate Account statement of assets and liabilities as of December 31, 2002 and statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                               51 Madison Avenue
                            New York, New York 10010

                              FINANCIAL STATEMENTS

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   NYLIAC MFA SEPARATE ACCOUNT-I

                                                          TAX-QUALIFIED POLICIES

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2002

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in the MainStay VP Series
    Fund, Inc., at net asset value......  $ 42,123,290   $ 97,497,614   $ 17,331,858   $ 37,802,491   $  2,295,906   $  4,145,276

LIABILITIES:
  Liability to New York Life Insurance
    and Annuity Corporation for:
    Mortality and expense risk
      charges...........................       143,348        327,612         55,213        117,799          7,600         13,139
    Administrative charges..............            --        131,045             --         47,119             --          5,255
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total net assets..................  $ 41,979,942   $ 97,038,957   $ 17,276,645   $ 37,637,573   $  2,288,306   $  4,126,882
                                          ============   ============   ============   ============   ============   ============

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners............  $ 41,979,942   $ 97,038,957   $ 17,276,645   $ 37,637,573   $  2,288,306   $  4,126,882
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation unit value....  $      47.38   $      43.08   $      41.15   $      37.42   $      23.15   $      21.06
                                          ============   ============   ============   ============   ============   ============
Identified Cost of Investment...........  $ 64,150,235   $136,480,013   $ 16,640,954   $ 35,643,406   $  2,295,811   $  4,145,085
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2002

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $    451,962   $  1,043,281   $    743,084   $  1,613,738   $     33,818   $     56,993
  Mortality and expense risk charges....      (666,029)    (1,478,639)      (220,475)      (465,866)       (31,247)       (52,746)
  Administrative charges................            --       (591,507)            --       (186,346)            --        (21,131)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (214,067)    (1,026,865)       522,609        961,526          2,571        (16,884)
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....    10,922,439     14,993,707      3,090,204      4,138,940      1,010,886        959,053
  Cost of investments sold..............   (11,831,495)   (13,218,643)    (2,980,323)    (4,153,957)    (1,010,833)      (958,994)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss) on
        investments.....................      (909,056)     1,775,064        109,881        (15,017)            53             59
  Realized gain distribution received...            --             --         15,247         33,120             14             25
  Change in unrealized appreciation
    (depreciation) on investments.......   (14,730,777)   (36,346,969)       719,167      1,758,875             90            173
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss) on investments....   (15,639,833)   (34,571,905)       844,295      1,776,978            157            257
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Net increase (decrease) in net
          assets resulting from
          operations....................  $(15,853,900)  $(35,598,770)  $  1,366,904   $  2,738,504   $      2,728   $    (16,627)
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2002
and December 31, 2001

                                                                                     COMMON STOCK
                                                                                 INVESTMENT DIVISIONS
                                                          ------------------------------------------------------------------
                                                                  SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                     POLICIES                            POLICIES
                                                          ------------------------------      ------------------------------
                                                              2002              2001              2002              2001
                                                          ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $   (214,067)     $   (494,118)     $ (1,026,865)     $ (1,782,512)
    Net realized gain (loss) on investments.............      (909,056)        3,702,055         1,775,064         5,170,396
    Realized gain distribution received.................            --                --                --                --
    Change in unrealized appreciation (depreciation) on
      investments.......................................   (14,730,777)      (20,589,486)      (36,346,969)      (39,227,459)
                                                          ------------      ------------      ------------      ------------
      Net increase (decrease) in net assets resulting
        from operations.................................   (15,853,900)      (17,381,549)      (35,598,770)      (35,839,575)
                                                          ------------      ------------      ------------      ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................       340,525           474,182         1,686,411         1,977,784
    Policyowners' surrenders............................    (7,951,061)      (13,469,362)      (10,832,339)      (17,147,291)
    Policyowners' annuity and death benefits, net of
      reversals.........................................      (445,616)         (726,786)         (491,572)         (560,806)
    Net transfers from (to) Fixed Account...............    (1,243,898)         (194,333)       (2,012,263)         (552,872)
    Transfers between Investment Divisions..............      (697,380)       (1,037,824)         (661,990)         (735,757)
                                                          ------------      ------------      ------------      ------------
      Net contributions and (withdrawals)...............    (9,997,430)      (14,954,123)      (12,311,753)      (17,018,942)
                                                          ------------      ------------      ------------      ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................        49,697            23,228           152,122            64,424
                                                          ------------      ------------      ------------      ------------
        Increase (decrease) in net assets...............   (25,801,633)      (32,312,444)      (47,758,401)      (52,794,093)
NET ASSETS:
    Beginning of year...................................    67,781,575       100,094,019       144,797,358       197,591,451
                                                          ------------      ------------      ------------      ------------
    End of year.........................................  $ 41,979,942      $ 67,781,575      $ 97,038,957      $144,797,358
                                                          ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC MFA SEPARATE ACCOUNT-I

                                                          TAX-QUALIFIED POLICIES

                              BOND                                                    MONEY MARKET
                      INVESTMENT DIVISIONS                                        INVESTMENT DIVISIONS
    ---------------------------------------------------------   ---------------------------------------------------------
          SINGLE PREMIUM               FLEXIBLE PREMIUM               SINGLE PREMIUM               FLEXIBLE PREMIUM
             POLICIES                      POLICIES                      POLICIES                      POLICIES
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2002           2001           2002           2001           2002           2001           2002           2001
    ---------------------------------------------------------------------------------------------------------------------
    $    522,609   $    626,817   $    961,526   $  1,113,360   $      2,571   $     72,656   $    (16,884)  $     98,111
         109,881         30,250        (15,017)        53,610             53              1             59             17
          15,247             --         33,120             --             14             10             25             17
         719,167        760,597      1,758,875      1,549,686             90             11            173              1
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       1,366,904      1,417,664      2,738,504      2,716,656          2,728         72,678        (16,627)        98,146
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         144,800        242,820        543,374        665,300         15,722         15,472        260,390        193,158
      (2,383,579)    (2,638,149)    (3,294,017)    (3,991,152)      (711,287)      (578,724)      (582,047)      (993,317)
        (111,610)      (172,608)      (193,999)      (188,285)       (14,026)       (44,904)       (47,493)         2,106
        (227,796)        15,681       (155,507)       (33,792)      (160,961)         3,962       (183,397)        (3,208)
         295,309        601,118        380,974        509,281        401,000        440,457        277,689        232,729
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (2,282,876)    (1,951,138)    (2,719,175)    (3,038,648)      (469,552)      (163,737)      (274,858)      (568,532)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          (3,308)        (4,462)        (9,787)       (12,731)           (87)          (287)          (201)          (639)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
        (919,280)      (537,936)         9,542       (334,723)      (466,911)       (91,346)      (291,686)      (471,025)
      18,195,925     18,733,861     37,628,031     37,962,754      2,755,217      2,846,563      4,418,568      4,889,593
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 17,276,645   $ 18,195,925   $ 37,637,573   $ 37,628,031   $  2,288,306   $  2,755,217   $  4,126,882   $  4,418,568
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                  NYLIAC MFA SEPARATE ACCOUNT-II

                                                          NON-QUALIFIED POLICIES

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2002

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in the MainStay VP
    Series Fund, Inc., at net asset
    value...............................  $ 52,278,222   $ 10,359,407   $ 30,168,018   $  3,978,317   $  3,129,097   $    595,807

LIABILITIES:
  Liability to New York Life Insurance
    and Annuity Corporation for:
    Mortality and expense risk
      charges...........................       179,632         34,671         94,621         12,477         10,269          1,816
    Administrative charges..............            --         13,869             --          4,991             --            727
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total net assets..................  $ 52,098,590   $ 10,310,867   $ 30,073,397   $  3,960,849   $  3,118,828   $    593,264
                                          ============   ============   ============   ============   ============   ============

TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners............  $ 52,098,590   $ 10,310,867   $ 30,073,397   $  3,960,849   $  3,118,828   $    593,264
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation
      unit value........................  $      47.38   $      43.08   $      41.31   $      37.48   $      23.15   $      21.06
                                          ============   ============   ============   ============   ============   ============
Identified Cost of Investment...........  $ 80,307,688   $ 15,058,019   $ 28,747,716   $  3,783,569   $  3,128,963   $    595,794
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2002

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $    561,989   $    111,014   $  1,285,329   $    169,841   $     50,804   $      8,244
  Mortality and expense risk charges....      (839,366)      (154,159)      (375,979)       (49,481)       (46,519)        (7,638)
  Administrative charges................            --        (61,665)            --        (19,793)            --         (3,060)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (277,377)      (104,810)       909,350        100,567          4,285         (2,454)
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....    13,357,398      1,362,120      4,873,161        615,759      1,676,239        293,705
  Cost of investments sold..............   (15,076,594)    (1,244,782)    (4,745,467)      (575,944)    (1,676,142)      (293,689)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss) on
        investments.....................    (1,719,196)       117,338        127,694         39,815             97             16
  Realized gain distribution received...            --             --         26,374          3,485             23              4
  Change in unrealized appreciation
    (depreciation) on investments.......   (17,931,213)    (3,717,092)     1,285,488        145,844            119             12
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss) on investments....   (19,650,409)    (3,599,754)     1,439,556        189,144            239             32
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Net increase (decrease) in net
          assets resulting from
          operations....................  $(19,927,786)  $ (3,704,564)  $  2,348,906   $    289,711   $      4,524   $     (2,422)
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2002
and December 31, 2001

                                                                                     COMMON STOCK
                                                                                 INVESTMENT DIVISIONS
                                                          ------------------------------------------------------------------
                                                                  SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                     POLICIES                            POLICIES
                                                          ------------------------------      ------------------------------
                                                              2002              2001              2002              2001
                                                          ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $   (277,377)     $   (621,489)     $   (104,810)     $   (173,698)
    Net realized gain (loss) on investments.............    (1,719,196)        5,013,102           117,338           458,137
    Realized gain distribution received.................            --                --                --                --
    Change in unrealized appreciation (depreciation) on
      investments.......................................   (17,931,213)      (26,370,524)       (3,717,092)       (3,816,261)
                                                          ------------      ------------      ------------      ------------
      Net increase (decrease) in net assets resulting
        from operations.................................   (19,927,786)      (21,978,911)       (3,704,564)       (3,531,822)
                                                          ------------      ------------      ------------      ------------
  Contributions and (withdrawals):
    Payments received from policyowners, net of
      reversals.........................................      (124,985)         (192,286)          131,087           178,716
    Policyowners' surrenders............................    (7,279,601)      (14,627,008)         (553,523)         (824,905)
    Policyowners' annuity and death benefits............    (1,717,610)       (2,157,503)         (135,179)         (197,269)
    Net transfers from (to) Fixed Account...............    (1,364,770)         (451,724)          (84,955)         (111,228)
    Transfers between Investment Divisions..............    (1,431,626)       (2,697,692)         (200,038)          (72,691)
                                                          ------------      ------------      ------------      ------------
      Net contributions and (withdrawals)...............   (11,918,592)      (20,126,213)         (842,608)       (1,027,377)
                                                          ------------      ------------      ------------      ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................        62,659            29,211            15,753             6,279
                                                          ------------      ------------      ------------      ------------
        Increase (decrease) in net assets...............   (31,783,719)      (42,075,913)       (4,531,419)       (4,552,920)
NET ASSETS:
  Beginning of year.....................................    83,882,309       125,958,222        14,842,286        19,395,206
                                                          ------------      ------------      ------------      ------------
  End of year...........................................  $ 52,098,590      $ 83,882,309      $ 10,310,867      $ 14,842,286
                                                          ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  NYLIAC MFA SEPARATE ACCOUNT-II

                                                          NON-QUALIFIED POLICIES

                              BOND                                                    MONEY MARKET
                      INVESTMENT DIVISIONS                                        INVESTMENT DIVISIONS
    ---------------------------------------------------------   ---------------------------------------------------------
          SINGLE PREMIUM               FLEXIBLE PREMIUM               SINGLE PREMIUM               FLEXIBLE PREMIUM
             POLICIES                      POLICIES                      POLICIES                      POLICIES
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2002           2001           2002           2001           2002           2001           2002           2001
    ---------------------------------------------------------------------------------------------------------------------
    $    909,350   $  1,055,094   $    100,567   $    117,432   $      4,285   $    113,736   $     (2,454)  $     12,409
         127,694         66,508         39,815        (23,709)            97             (1)            16             --
          26,374             --          3,485             --             23             15              4              2
       1,285,488      1,270,872        145,844        201,943            119             19             12              3
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       2,348,906      2,392,474        289,711        295,666          4,524        113,769         (2,422)        12,414
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          24,595        (59,474)        57,490         61,375             --             --          9,819          7,385
      (3,244,711)    (4,138,091)      (368,027)      (399,641)      (870,963)    (1,237,669)       (68,340)      (149,606)
        (600,228)      (868,766)       (39,830)      (150,091)        (7,001)      (190,226)        (4,971)        (3,489)
        (263,525)       (55,902)       (18,485)        (3,009)      (455,768)        (8,455)            --         (2,758)
       1,137,123      2,135,161         27,857         (6,174)       299,379        604,596        171,347         79,349
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (2,946,746)    (2,987,072)      (340,995)      (497,540)    (1,034,353)      (831,754)       107,855        (69,119)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          (5,644)        (7,577)        (1,040)        (1,393)          (132)          (431)           (29)           (82)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
        (603,484)      (602,175)       (52,324)      (203,267)    (1,029,961)      (718,416)       105,404        (56,787)
      30,676,881     31,279,056      4,013,173      4,216,440      4,148,789      4,867,205        487,860        544,647
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 30,073,397   $ 30,676,881   $  3,960,849   $  4,013,173   $  3,118,828   $  4,148,789   $    593,264   $    487,860
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Accounting Policies:
--------------------------------------------------------------------------------
NYLIAC MFA Separate Account-I ("Separate Account-I") and NYLIAC MFA Separate Account-II ("Separate Account-II") were established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. These accounts were established to receive and invest net premium payments under Tax Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-I") and Non-Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-II") issued by NYLIAC. Effective December 19, 1994, sales of all such policies were discontinued.

    Separate Account-I and Separate Account-II are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. The assets of Separate Account-I and Separate Account-II, which are all in the accumulation phase, are invested exclusively in shares of the MainStay VP Series Fund, Inc., a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

    New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), a wholly-owned subsidiary of New York Life Insurance Company, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

    There are six Investment Divisions within both Separate Account-I and Separate Account-II, three of which invest Single Premium Policy net premium payments and three of which invest Flexible Premium Policy net premium payments. The Common Stock Investment Divisions invest in the Growth Equity Portfolio, the Bond Investment Divisions invest in the Bond Portfolio, and the Money Market Investment Divisions invest in the Cash Management Portfolio. Net premium payments received are allocated to the Investment Divisions of Separate Account-I or Separate Account-II according to Policyowner instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of Separate Account-I or Separate Account-II and the Fixed Account of NYLIAC.

    No Federal income tax is payable on investment income or capital gains of Separate Account-I or Separate Account-II under current Federal income tax law.

    Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

    Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

    Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------
At December 31, 2002, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of Separate Account-I and Separate Account-II is as follows:

                                                  COMMON STOCK                    BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             ----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                             ------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Number of shares...........................    2,812         6,509         1,262         2,754         2,296          4,145
Identified cost............................  $64,150       $136,480      $16,641       $35,643       $ 2,296       $  4,145
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Number of shares...........................    3,490           692         2,197           290         3,129            596
Identified cost............................  $80,308       $15,058       $28,748       $ 3,784       $ 3,129       $    596

Transactions in MainStay VP Series Fund, Inc. shares for the year ended December 31, 2002, were as follows:

                                                  COMMON STOCK                    BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             ----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                             ------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Purchases..................................  $   672       $ 1,574       $ 1,337       $ 2,396       $   542       $    665
Proceeds from sales........................   10,922        14,994         3,090         4,139         1,011            959
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Purchases..................................  $ 1,114       $   409       $ 2,850       $   377       $   642       $    399
Proceeds from sales........................   13,357         1,362         4,873           616         1,676            294

--------------------------------------------------------------------------------
NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------
NYLIAC assesses a policy service charge for Flexible Premium policies each policy year on the policy anniversary, if on that date the policy's value is less than $10,000. This charge is the lesser of $30 or 1% of the policy's value at the end of the policy year. This charge covers the cost for providing services such as collecting, processing and confirming purchase payments. This charge is shown as a reduction to payments received from policyowners in the accompanying statements of changes in net assets.

    NYLIAC deducts a surrender charge on certain partial withdrawals or surrenders from Single Premium and Flexible Premium policies. For Single Premium policies, NYLIAC assesses a charge based on the length of time each payment is in the policy before it is withdrawn. Single Premium policyholders can make up to four additional purchase payments each policy year. The surrender charge for Single Premium policyholders is 7% of the amount withdrawn or surrendered during the first policy year that a purchase payment is made. This charge declines 1% for each additional policy year that a purchase payment is in the policy until the seventh policy year, after which no charge is made. The surrender charge for Flexible Premium policies is 7% of the amount withdrawn or surrendered during the first four policy years. This charge then declines 1% each policy year until the tenth policy year, after which no charge is made. These charges are recorded with surrenders in the accompanying statements of changes in net assets.

    Single and Flexible Premium policies of Separate Account-I and Separate Account-II are charged for the mortality and expense risks assumed by NYLIAC, additionally, Flexible Premium policies are charged for administrative services provided by NYLIAC. These charges are made daily at an annual rate of 1.25% for mortality and expense risks and an additional .50% for administrative charges on Flexible Premium policies, of the daily net asset value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results ratably with the Policyowners. These charges are disclosed in the accompanying statement of operations.
--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------
Separate Account-I and Separate Account-II do not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------
Transactions in accumulation units for the years ended December 31, 2002 and December 31, 2001, were as follows:

                                                                        COMMON STOCK INVESTMENT DIVISIONS
                                                              -----------------------------------------------------
                                                                  SINGLE PREMIUM               FLEXIBLE PREMIUM
                                                                     POLICIES                      POLICIES
                                                              -----------------------       -----------------------
                                                                2002           2001           2002           2001
                                                              -----------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Units issued on payments received from policyowners.........       5              7             34             33
Units redeemed on surrenders................................    (142)          (201)          (216)          (280)
Units redeemed on annuity and death benefits................      (8)           (10)           (10)            (9)
Units issued (redeemed) on net transfers from (to)
  Fixed Account.............................................     (25)            (3)           (43)           (10)
Units issued (redeemed) on transfers between
  Investment Divisions......................................     (14)           (17)           (15)           (13)
                                                               -----          -----          -----          -----
    Net increase (decrease).................................    (184)          (224)          (250)          (279)
Units outstanding, beginning of year........................   1,070          1,294          2,502          2,781
                                                               -----          -----          -----          -----
Units outstanding, end of year..............................     886          1,070          2,252          2,502
                                                               =====          =====          =====          =====
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Units issued on payments received from policyowners, net of
  reversals.................................................      (1)            (3)             3              3
Units redeemed on surrenders................................    (135)          (218)           (11)           (14)
Units redeemed on annuity and death benefits................     (31)           (31)            (3)            (3)
Units issued (redeemed) on net transfers from (to)
  Fixed Account.............................................     (28)            (8)            (2)            (2)
Units issued (redeemed) on transfers between
  Investment Divisions......................................     (29)           (44)            (4)            (1)
                                                               -----          -----          -----          -----
    Net increase (decrease).................................    (224)          (304)           (17)           (17)
Units outstanding, beginning of year........................   1,324          1,628            256            273
                                                               -----          -----          -----          -----
Units outstanding, end of year..............................   1,100          1,324            239            256
                                                               =====          =====          =====          =====

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------

            BOND INVESTMENT DIVISIONS               MONEY MARKET INVESTMENT DIVISIONS
    -----------------------------------------   -----------------------------------------
      SINGLE PREMIUM       FLEXIBLE PREMIUM       SINGLE PREMIUM       FLEXIBLE PREMIUM
         POLICIES              POLICIES              POLICIES              POLICIES
    -------------------   -------------------   -------------------   -------------------
      2002       2001       2002       2001       2002       2001       2002       2001
    -------------------------------------------------------------------------------------
         4          7         15         20          2          1         13          9
       (61)       (72)       (92)      (118)       (31)       (25)       (28)       (47)
        (3)        (5)        (5)        (6)        (1)        (2)        (2)        --
        (6)         1         (4)        (1)        (7)        --         (9)        --
         8         16         10         15         17         19         13         11
     -----      -----      -----      -----      -----      -----      -----      -----
       (58)       (53)       (76)       (90)       (20)        (7)       (13)       (27)
       478        531      1,082      1,172        119        126        209        236
     -----      -----      -----      -----      -----      -----      -----      -----
       420        478      1,006      1,082         99        119        196        209
     =====      =====      =====      =====      =====      =====      =====      =====
         1         (2)         2          2         --         --         --         --
       (83)      (112)       (10)       (12)       (37)       (57)        (3)        (7)
       (15)       (23)        (1)        (5)        --         (6)        --         --
        (7)        (2)        (1)        --        (20)        --         --         --
        29         58          1         --         13         26          8          4
     -----      -----      -----      -----      -----      -----      -----      -----
       (75)       (81)        (9)       (15)       (44)       (37)         5         (3)
       803        884        115        130        179        216         23         26
     -----      -----      -----      -----      -----      -----      -----      -----
       728        803        106        115        135        179         28         23
     =====      =====      =====      =====      =====      =====      =====      =====

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------
The following table presents financial highlights for each Investment Division as of December 31, 2002, 2001, 2000, 1999 and 1998:

                                                                             SINGLE PREMIUM POLICIES (A)
             COMMON STOCK INVESTMENT DIVISIONS                ----------------------------------------------------------
                                                                2002       2001       2000          1999          1998
                                                              ----------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $ 41,980   $ 67,782   $100,094      $125,974      $122,082
Units Outstanding...........................................       886      1,070      1,294         1,555         1,934
Unit Value..................................................  $  47.38   $  63.34   $  77.35      $  81.03      $  63.13
Total Return................................................     (25.2)%    (18.1)%     (4.5)%        28.4%         25.0%
Ratio of Net Investment Income to Average Net Assets........      (0.4)%     (0.6)%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $ 52,099   $ 83,882   $125,958      $148,341      $148,707
Units Outstanding...........................................     1,100      1,324      1,628         1,831         2,356
Unit Value..................................................  $  47.38   $  63.34   $  77.35      $  81.03      $  63.13
Total Return................................................     (25.2)%    (18.1)%     (4.5)%        28.4%         25.0%
Ratio of Net Investment Income to Average Net Assets........      (0.4)%     (0.6)%

                                                                            FLEXIBLE PREMIUM POLICIES (B)
                                                              ----------------------------------------------------------
                                                                2002       2001       2000          1999          1998
                                                              ----------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $ 97,039   $144,797   $197,591      $237,203      $213,384
Units Outstanding...........................................     2,252      2,502      2,781         3,171         3,643
Unit Value..................................................  $  43.08   $  57.88   $  71.05      $  74.80      $  58.57
Total Return................................................     (25.6)%    (18.5)%     (5.0)%        27.7%         24.4%
Ratio of Net Investment Income to Average Net Assets........      (0.9)%     (1.1)%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $ 10,311   $ 14,842   $ 19,395      $ 22,173      $ 19,164
Units Outstanding...........................................       239        256        273           296           327
Unit Value..................................................  $  43.08   $  57.88   $  71.05      $  74.80      $  58.57
Total Return................................................     (25.6)%    (18.5)%     (5.0)%        27.7%         24.4%
Ratio of Net Investment Income to Average Net Assets........      (0.8)%     (1.1)%

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------

                                                                           SINGLE PREMIUM POLICIES (A)
                 BOND INVESTMENT DIVISIONS                    -----------------------------------------------------
                                                               2002      2001      2000         1999         1998
                                                              -----------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $17,277   $18,196   $18,734      $27,189      $31,159
Units Outstanding...........................................      420       478       531          836          932
Unit Value..................................................  $ 41.15   $ 38.06   $ 35.27      $ 32.52      $ 33.44
Total Return................................................      8.1%      7.9%      8.5%        (2.8)%        7.8%
Ratio of Net Investment Income to Average Net Assets........      3.0%      3.4%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $30,073   $30,677   $31,279      $47,523      $44,341
Units Outstanding...........................................      728       803       884        1,456        1,321
Unit Value..................................................  $ 41.31   $ 38.20   $ 35.40      $ 32.64      $ 33.57
Total Return................................................      8.1%      7.9%      8.5%        (2.8)%        7.8%
Ratio of Net Investment Income to Average Net Assets........      3.0%      3.4%

                                                                          FLEXIBLE PREMIUM POLICIES (B)
                                                              -----------------------------------------------------
                                                               2002      2001      2000         1999         1998
                                                              -----------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $37,638   $37,628   $37,963      $43,647      $52,741
Units Outstanding...........................................    1,006     1,082     1,172        1,454        1,700
Unit Value..................................................  $ 37.42   $ 34.78   $ 32.39      $ 30.02      $ 31.02
Total Return................................................      7.6%      7.4%      7.9%        (3.2)%        7.2%
Ratio of Net Investment Income to Average Net Assets........      2.6%      2.9%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $ 3,961   $ 4,013   $ 4,216      $ 4,799      $ 5,509
Units Outstanding...........................................      106       115       130          160          177
Unit Value..................................................  $ 37.48   $ 34.84   $ 32.44      $ 30.06      $ 31.07
Total Return................................................      7.6%      7.4%      7.9%        (3.3)%        7.2%
Ratio of Net Investment Income to Average Net Assets........      2.5%      2.9%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                        SINGLE PREMIUM POLICIES (A)
             MONEY MARKET INVESTMENT DIVISIONS                ------------------------------------------------
                                                               2002     2001     2000        1999        1998
                                                              ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $2,288   $2,755   $2,847      $3,485      $4,403
Units Outstanding...........................................      99      119      126         162         212
Unit Value..................................................  $23.15   $23.13   $22.56      $21.53      $20.80
Total Return................................................     0.1%     2.5%     4.8%        3.5%        3.9%
Ratio of Net Investment Income to Average Net Assets........     0.1%     2.6%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $3,119   $4,149   $4,867      $5,685      $6,358
Units Outstanding...........................................     135      179      216         264         306
Unit Value..................................................  $23.15   $23.13   $22.56      $21.53      $20.80
Total Return................................................     0.1%     2.5%     4.8%        3.5%        3.9%
Ratio of Net Investment Income to Average Net Assets........     0.1%     2.6%

                                                                       FLEXIBLE PREMIUM POLICIES (B)
                                                              ------------------------------------------------
                                                               2002     2001     2000        1999        1998
                                                              ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $4,127   $4,419   $4,890      $5,947      $6,659
Units Outstanding...........................................     196      209      236         299         345
Unit Value..................................................  $21.06   $21.14   $20.72      $19.88      $19.29
Total Return................................................    (0.4)%    2.0%     4.2%        3.1%        3.4%
Ratio of Net Investment Income to Average Net Assets........    (0.4)%    2.1%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $  593   $  488   $  545      $  831      $  853
Units Outstanding...........................................      28       23       26          42          44
Unit Value..................................................  $21.06   $21.14   $20.72      $19.88      $19.29
Total Return................................................    (0.4)%    2.0%     4.2%        3.1%        3.4%
Ratio of Net Investment Income to Average Net Assets........    (0.4)%    2.1%

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation and the MFA Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Single and Flexible Premium Policies Common Stock, the Single and Flexible Premium Policies Bond, and the Single and Flexible Premium Policies Money Market Investment Divisions (constituting the New York Life Insurance and Annuity Corporation MFA Separate Account I and the New York Life Insurance and Annuity Corporation MFA Separate Account II) at December 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 20, 2003

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2002       2001
                                                              -------    -------
                                                                (IN MILLIONS)
ASSETS
Fixed maturities
  Available for sale, at fair value                           $24,515    $19,657
Equity securities
  Available for sale, at fair value                                70         95
Mortgage loans                                                  2,389      2,138
Policy loans                                                      577        575
Other investments                                                 739        917
                                                              -------    -------
     Total investments                                         28,290     23,382

Cash and cash equivalents                                       1,362        790
Deferred policy acquisition costs                               1,781      1,887
Interest in annuity contracts                                   2,958      2,512
Other assets                                                    1,440        518
Separate account assets                                         9,245     10,418
                                                              -------    -------
     Total assets                                             $45,076    $39,507
                                                              =======    =======
LIABILITIES AND STOCKHOLDER'S EQUITY
Policyholders' account balances                               $25,260    $20,949
Future policy benefits                                            967        678
Policy claims                                                     103        107
Obligations under structured settlement agreements              2,958      2,512
Other liabilities                                               3,280      2,177
Separate account liabilities                                    9,154     10,339
                                                              -------    -------
     Total liabilities                                         41,722     36,762
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, 2,500 issued and outstanding)         25         25
Additional paid in capital                                        910        780
Accumulated other comprehensive income                            451        104
Retained earnings                                               1,968      1,836
                                                              -------    -------
     Total stockholder's equity                                 3,354      2,745
                                                              -------    -------
     Total liabilities and stockholder's equity               $45,076    $39,507
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                               2002      2001      2000
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
REVENUES
  Premiums                                                    $  144    $  235    $  144
  Fees -- universal life and annuity policies                    546       509       530
  Net investment income                                        1,647     1,452     1,315
  Net investment losses                                          (49)      (50)      (39)
  Other income                                                    16         9        10
                                                              ------    ------    ------
     Total revenues                                            2,304     2,155     1,960
                                                              ------    ------    ------
EXPENSES
  Interest credited to policyholders' account balances         1,280     1,133       971
  Policyholder benefits                                          305       354       330
  Operating expenses                                             554       536       503
                                                              ------    ------    ------
     Total expenses                                            2,139     2,023     1,804
                                                              ------    ------    ------
Income before income taxes and cumulative effect of a change in
  accounting principle                                           165       132       156
Income tax (benefit)/expense                                      (1)       31        53
                                                              ------    ------    ------
Income before cumulative effect of a change in accounting
  principle                                                      166       101       103
Cumulative effect of a change in accounting principle (net
  of income tax expense of $8 million)                            --        14        --
                                                              ------    ------    ------
NET INCOME                                                    $  166    $  115    $  103
                                                              ======    ======    ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                   YEARS ENDED DECEMBER 31, 2002, 2001, 2000

                                                                                    ACCUMULATED
                                                         ADDITIONAL                    OTHER            TOTAL
                                              CAPITAL     PAID IN      RETAINED    COMPREHENSIVE    STOCKHOLDER'S
                                               STOCK      CAPITAL      EARNINGS    INCOME (LOSS)       EQUITY
                                              -------    ----------    --------    -------------    -------------
BALANCE AT JANUARY 1, 2000                      $25         $480        $1,618         $(191)          $1,932
Comprehensive income:
  Net income                                                               103                            103
     Other comprehensive income, net of tax:
       Unrealized investment gains, net of
          related offsets, reclassification
          adjustments and income taxes                                                   160              160
                                                                                                       ------
Total comprehensive income                                                                                263
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2000                     25          480         1,721           (31)           2,195
Comprehensive income:
  Net income                                                               115                            115
     Cumulative effect of a change in
       accounting principle, net of tax                                                   (2)              (2)
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                      137              137
                                                                                                       ------
  Other comprehensive income                                                                              135
                                                                                                       ------
Total comprehensive income                                                                                250
  Capital contribution                                       300                                          300
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2001                     25          780         1,836           104            2,745
Comprehensive income:
  Net income                                                               166                            166
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                      350              350
                                                                                                       ------
  Other comprehensive income                                                                              350
                                                                                                       ------
Total comprehensive income                                                                                516
  Capital contribution                                       130                                          130
  Transfer of Taiwan branch net assets to
     an affiliated company (See Note 12 --
     Related Party Transactions)                                           (34)           (3)             (37)
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2002                    $25         $910        $1,968         $ 451           $3,354
                                                ===         ====        ======         =====           ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2002        2001        2000
                                                              --------    --------    --------
                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    166    $    115    $    103
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                 (12)        (36)        (21)
     Net capitalization of deferred policy acquisition costs      (441)       (380)       (304)
     Annuity and universal life fees                              (257)       (227)       (233)
     Interest credited to policyholders' account balances        1,292       1,133         971
     Net investment losses                                          49          50          39
     Deferred income taxes                                          (1)         21          54
     Cumulative effect of a change in accounting principle          --         (14)         --
     (Increase) decrease in:
       Net separate accounts assets and liabilities                 --         (35)         22
       Other assets and other liabilities                          112          98         (64)
       Trading securities                                           29          --          --
     Increase (decrease) in:
       Policy claims                                                (4)         34           4
       Future policy benefits                                      170         186         147
                                                              --------    --------    --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES              1,103         945         718
                                                              --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                24,951      28,757       8,161
     Maturity of available for sale fixed maturities             1,090       1,902       1,497
     Maturity of held to maturity fixed maturities                  --          --          73
     Sale of equity securities                                      38         109          74
     Repayment of mortgage loans                                   466         322         354
     Sale of other investments                                     206          58          65
  Cost of:
     Available for sale fixed maturities acquired              (30,915)    (33,811)    (11,031)
     Held to maturity fixed maturities acquired                     --          --         (17)
     Equity securities acquired                                    (66)       (112)       (113)
     Mortgage loans acquired                                      (791)       (469)       (439)
     Other investments acquired                                    (21)       (715)       (216)
  Policy loans (net)                                               (27)        (32)        (33)
  Increase (decrease) in loaned securities                         747          23         422
  Securities sold under agreements to repurchase (net)             514         153        (488)
                                                              --------    --------    --------
          NET CASH USED IN INVESTING ACTIVITIES                 (3,808)     (3,815)     (1,691)
                                                              --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                    5,351       4,525       2,000
     Withdrawals                                                (1,501)     (1,396)     (1,026)
     Net transfers from (to) the separate accounts                (585)       (536)       (318)
  Transfer of Taiwan branch cash to an affiliated company         (116)         --          --
  Capital contribution received from parent                        130         300          --
                                                              --------    --------    --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES              3,279       2,893         656
                                                              --------    --------    --------
  Effect of exchange rate changes on cash and cash
     equivalents                                                    (2)         --          (3)
                                                              --------    --------    --------
Net increase (decrease) in cash and cash equivalents               572          23        (320)
                                                              --------    --------    --------
Cash and cash equivalents, beginning of year                       790         767       1,087
                                                              --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $  1,362    $    790    $    767
                                                              ========    ========    ========

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 2002, 2001 AND 2000

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation ("NYLIAC" or the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. NYLIAC offers a wide variety of interest sensitive and variable insurance and annuity products to a large cross section of the insurance market. NYLIAC markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements of life insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

INVESTMENTS

     Fixed maturity investments classified as available for sale are reported at fair value. Unrealized gains and losses on available for sale securities are reported in other comprehensive income, net of deferred taxes and certain deferred acquisition cost and policyholder account balance offsets. Significant changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective adjustment method.

     Equity securities are carried at fair value. For equity securities classified as available for sale, unrealized gains and losses are reflected in other comprehensive income, net of deferred taxes and certain deferred acquisition cost and policyholder account balance offsets.

     The cost basis of fixed maturities and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment gains and losses in the accompanying Statement of Income. Factors considered in evaluating whether a decline in value is other than temporary include: 1) whether the decline is substantial; 2) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value; 3) the duration and extent to which the fair value has been less than cost; and 4) the financial condition and near-term prospects of the issuer.

     Mortgage loans on real estate are carried at unpaid principal balance, net of discount/premium and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the company will be unable to collect all amounts due under the contractual terms of the loan agreement. These specific valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the fair value of the collateral. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general valuation allowance is based on historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INVESTMENTS -- (CONTINUED)

     Other investments consist primarily of investments in limited partnerships and limited liability companies, investment real estate and derivatives. Limited partnerships and limited liability companies are carried on the equity method of accounting. Investment real estate, which NYLIAC has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10 -- Derivative Financial Instruments and Risk Management.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the accompanying Balance Sheet and are carried at amortized cost, which approximates fair value.

     Net investment gains (losses) on sales are computed using the specific identification method.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Balance Sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for annuities. Changes in assumptions are reflected in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals and mortality and expense charges. This liability also includes a liability for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FEDERAL INCOME TAXES

     NYLIAC is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that NYLIAC is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

SEPARATE ACCOUNTS

     NYLIAC has established non-guaranteed, guaranteed and registered separate accounts with varying investment objectives, which are segregated from NYLIAC's general account, and are maintained for the benefit of separate account policyholders and NYLIAC. Separate account assets are stated at fair value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its separate accounts funding variable life and annuity products, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect fair value. For its guaranteed, non-registered separate account, the liability includes interest credited to the policies.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans are reported in Note 2 -- Significant Accounting Policies and
Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed-income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed-income portfolio generally will increase in value.

     For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value. In addition, mortgage loans, many of which have balloon payment maturities, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities. Furthermore, in periods of declining interest rates, bond calls and mortgage prepayments generally increase, resulting in reinvestment at then current market rates.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

BUSINESS RISKS AND UNCERTAINTIES -- (CONTINUED)

minimize the effects of interest rate volatility, no assurance can be given that it will be successful in managing the effects of such volatility and that such volatility will not have a material adverse impact on the Company's financial condition and results of operation.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any of these changes will be made, whether any such administrative or legislative proposals will be adopted in the future, or the effect, if any, any such proposals would have on the Company.

     The development of policy reserves and deferred policy acquisition costs for NYLIAC's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     NYLIAC issues certain variable products with various types of guaranteed minimum death benefit features. NYLIAC currently reserves for expected payments resulting from these features. NYLIAC bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly during the period when account values are less than guaranteed amounts.

     As a subsidiary of a mutual life insurance company, the Company is subject to a tax on its equity base ("EBT"). The EBT has been suspended for 3 years beginning with the 2001 tax year (see Note 8 -- Federal Income Taxes). As a result of the suspension, in 2002 the Company released the prior accrual held for the EBT. In the absence of legislation extending the suspension or eliminating this tax, the Company would be subject to this tax beginning in 2004. There can be no assurance whether or when any such legislation will be enacted or what impact a failure to extend the suspension or eliminate the tax would have on the Company's tax liability.

RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2001, NYLIAC adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," ("SFAS 133") as amended by Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133," ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS 133 requires that all derivatives be recorded on the balance sheet at their fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, resulted in a $14 million decrease in other comprehensive income with a corresponding increase of $14 million in net income, net of taxes. Upon its adoption of SFAS No.133, NYLIAC reclassified $646 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative effect adjustment of $12 million increasing other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001. The net impact on other comprehensive income of these adjustments was a decrease of $2 million, after tax.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using either a discounted cash flow approach, broker dealer quotations or management's pricing model.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)

     At December 31, 2002 and 2001, the maturity distribution of fixed maturities was as follows (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              2002                       2001
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $   607      $   616       $   628      $   639
Due after one year through five years                   4,211        4,411         3,736        3,838
Due after five years through ten years                  6,709        7,088         5,060        5,088
Due after ten years                                     3,090        3,289         3,267        3,277
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government agency             1,398        1,503         1,047        1,085
  Other mortgage-backed securities                      5,119        5,434         4,337        4,415
  Other asset-backed securities                         2,102        2,174         1,307        1,315
                                                      -------      -------       -------      -------
     Total Available for Sale                         $23,236      $24,515       $19,382      $19,657
                                                      =======      =======       =======      =======

     At December 31, 2002 and 2001, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           2002
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government
  corporations and agencies                          $ 1,022       $   48         $  1        $ 1,069
U.S. agencies, state and municipal                       376           58           --            434
Foreign governments                                      105           11           --            116
Corporate                                             14,512        1,025          249         15,288
Other mortgage-backed securities                       5,119          316            1          5,434
Other asset-backed securities                          2,102           94           22          2,174
                                                     -------       ------         ----        -------
     Total Available for Sale                        $23,236       $1,552         $273        $24,515
                                                     =======       ======         ====        =======

                                                                           2001
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government
  corporations and agencies                          $   773        $ 22          $  4        $   791
U.S. agencies, state and municipal                       274          20            --            294
Foreign governments                                      110           3             1            112
Corporate                                             12,581         380           231         12,730
Other mortgage-backed securities                       4,337         100            22          4,415
Other asset-backed securities                          1,307          30            22          1,315
                                                     -------        ----          ----        -------
     Total Available for Sale                        $19,382        $555          $280        $19,657
                                                     =======        ====          ====        =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

EQUITY SECURITIES

     Estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and a matrix pricing model for private placement securities. At December 31, 2002 and 2001, the distribution of gross unrealized gains and losses on equity securities was as follows (in millions):

                  UNREALIZED    UNREALIZED    ESTIMATED
          COST      GAINS         LOSSES      FAIR VALUE
          ----    ----------    ----------    ----------
  2002    $ 81      $  --          $11           $70
  2001    $103      $   6          $14           $95

MORTGAGE LOANS

     NYLIAC's mortgage loans are diversified by property type, location and borrower, and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2002 and 2001 is estimated to be $2,614 million and $2,227 million, respectively. Fair value is determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 2002 and 2001, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $60 million and $27 million at fixed and floating interest rates ranging from 3.7% to 8.5% and from 6.6% to 8.5%, respectively. These commitments are diversified by property type and geographic region.

     NYLIAC accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

     At December 31, 2002 and 2001, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                           2002                 2001
                                     -----------------    -----------------
                                     CARRYING    % OF     CARRYING    % OF
                                      VALUE      TOTAL     VALUE      TOTAL
                                     --------    -----    --------    -----
Property Type:
  Office buildings                    $  855      35.8%    $  776      36.3%
  Retail                                 397      16.6%       394      18.4%
  Apartment buildings                    258      10.8%       194       9.1%
  Residential                            604      25.3%       494      23.1%
  Other                                  275      11.5%       280      13.1%
                                      ------     -----     ------     -----
     Total                            $2,389     100.0%    $2,138     100.0%
                                      ======     =====     ======     =====
Geographic Region:
  Central                             $  606      25.4%    $  573      26.8%
  Pacific                                474      19.8%       329      15.4%
  Middle Atlantic                        486      20.3%       469      21.9%
  South Atlantic                         654      27.4%       528      24.7%
  New England                            169       7.1%       170       8.0%
  Other                                   --        --         69       3.2%
                                      ------     -----     ------     -----
     Total                            $2,389     100.0%    $2,138     100.0%
                                      ======     =====     ======     =====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

OTHER INVESTMENTS

     The components of other investments as of December 31, 2002 and 2001 were as follows (in millions):

                                                           2002    2001
                                                           ----    ----
Limited liability company                                  $675    $873
Limited partnerships                                         17      14
Real estate                                                  17      18
Derivatives                                                  26       4
Other                                                         4       8
                                                           ----    ----
     Total other investments                               $739    $917
                                                           ====    ====

     Accumulated depreciation on real estate at both December 31, 2002 and 2001 was $5 million. Depreciation expense totaled $1 million for each year ended December 31, 2002, 2001 and 2000.

RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3 million and $14 million at December 31, 2002 and 2001, respectively, were on deposit with Governmental authorities or trustees as required by certain insurance laws and are included in available for sale fixed maturities on the accompanying Balance Sheet.

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2002, 2001 and 2000, were as follows (in millions):

                                              2002      2001      2000
                                             ------    ------    ------
Fixed maturities                             $1,448    $1,238    $1,121
Equity securities                                 3         6         7
Mortgage loans                                  170       155       147
Policy loans                                     45        47        46
Other investments                                30        45        26
                                             ------    ------    ------
  Gross investment income                     1,696     1,491     1,347
Investment expenses                             (49)      (39)      (32)
                                             ------    ------    ------
     Net investment income                   $1,647    $1,452    $1,315
                                             ======    ======    ======

     For the years ended December 31, 2002, 2001 and 2000, investment gains (losses) computed under the specific identification method were as follows (in millions):

                                               2002                           2001                           2000
                                     -------------------------      -------------------------      -------------------------
                                     GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                     -----              ------      -----              ------      -----              ------
REALIZED GAINS (LOSSES):
Fixed maturities                     $192               $(236)      $163               $(217)      $ 80               $(157)
Equity securities                       8                  (8)        11                  (9)        17                  (7)
Mortgage loans                          1                  (1)        --                  (1)         8                  (1)
Derivative instruments                  1                  (4)         1                  (7)        --                  --
Other investments                      --                  (2)        10                  (1)        25                  (4)
                                     ----               -----       ----               -----       ----               -----
     Subtotal                        $202               $(251)      $185               $(235)      $130               $(169)
                                     ====               =====       ====               =====       ====               =====
Total net investment losses                    $(49)                          $(50)                          $(39)
                                               ====                           ====                           ====

     The table above includes other than temporary impairment losses for fixed maturities of $70 million, $33 million and $7 million for the years ended December 31, 2002, 2001 and 2000, respectively. For the three years ended December 31, 2002 there were no other than temporary impairment losses for equity securities.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES -- (CONTINUED)

     On April 1, 2002 the Company transferred the convertible bond and preferred stock portfolios from available for sale into the trading category. The net gain released from unrealized gains in other comprehensive income and reflected in net investment losses in the accompanying Statement of Income at the date of transfer amounted to $3 million. The trading portfolio was subsequently sold during 2002.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available for sale investments are included in the accompanying Balance Sheet as a component of "Accumulated other comprehensive income". Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in the accompanying Statement of Income. The amounts for the years ended December 31, 2002, 2001 and 2000 are as follows (in millions):

                                                         2002    2001    2000
                                                         ----    ----    -----
Net unrealized investment gains (losses), beginning of
  the year                                               $104    $(31)   $(191)
                                                         ----    ----    -----
Cumulative effect of a change in accounting principle      --      (2)      --
                                                         ----    ----    -----
Changes in net unrealized investment gains attributable
  to:
  Investments:
     Net unrealized investment gains arising during the
       period                                             663     172      220
     Less: Reclassification adjustments for gains
       (losses) included in net income                      9     (64)     (41)
                                                         ----    ----    -----
     Change in net unrealized investment gains, net of
       adjustments                                        654     236      261
Impact of net unrealized investment gains (losses) on:
     Policyholders' account balance                       (15)     --       (3)
     Deferred policy acquisition costs                   (289)    (99)     (98)
                                                         ----    ----    -----
Change in net unrealized investment gains (losses)        350     137      160
                                                         ----    ----    -----
Transfer of Taiwan branch to an affiliated company         (3)     --       --
                                                         ----    ----    -----
Net unrealized investment gains (losses), end of year    $451    $104    $ (31)
                                                         ====    ====    =====

     Net unrealized gains on investments arising during the periods reported in the preceding table are net of income tax expense of $357 million, $93 million and $118 million for the years ended December 31, 2002, 2001 and 2000, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2002, 2001 and 2000 are net of income tax expense (benefit) of $5 million, ($34) million and $(22) million, respectively.

     Policyholders' account balance reported in the preceding table are net of income tax benefit of $8 million and $2 million for the years ended December 31, 2002 and 2000, respectively.

     Deferred policy acquisition costs in the preceding table for the years ended December 31, 2002, 2001 and 2000 are net of income tax benefit of $156 million, $53 million and $53 million, respectively.

     On July 1, 2002, the cumulative unrealized gain associated with the Taiwan branch was transferred to an affiliated company as described in Note
12 -- Related Party Transactions.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 5 -- INSURANCE LIABILITIES

     NYLIAC's investment contracts are primarily deferred annuities. The carrying value, which approximates fair value, of NYLIAC's liabilities for deferred annuities at December 31, 2002 and 2001, was $13,319 million and $10,247 million, respectively, and are included in policyholders' account balances in the accompanying Balance Sheet.

     The cumulative guaranteed minimum death benefit reserve at December 31, 2002 and 2001 was $55 million and $21 million, respectively, and is included in future policy benefits in the accompanying Balance Sheet.

NOTE 6 -- SEPARATE ACCOUNTS

     NYLIAC maintains non-guaranteed, separate accounts for its variable deferred annuity and variable life products, several of which are registered with the Securities and Exchange Commission ("SEC"). NYLIAC maintains investments in the registered separate accounts of $52 million and $67 million at December 31, 2002 and 2001, respectively. The assets of the separate accounts, which are carried at fair value, represent investments in shares of the New York Life sponsored MainStay VP Series Fund and other non-proprietary funds.

     NYLIAC also maintains a guaranteed separate account for universal life insurance policies. This account provides a minimum guaranteed interest rate with a fair value adjustment imposed upon certain surrenders. The assets of this separate account, which are carried at fair value, primarily represent investments in investment grade corporate bonds and mortgage-backed securities.

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs ("DAC") for the years ended December 31, 2002, 2001 and 2000 was as follows (in millions):

                                                              2002      2001      2000
                                                             ------    ------    ------
Balance at beginning of year                                 $1,887    $1,660    $1,507
  Current year additions                                        630       558       444
  Amortized during year                                        (189)     (179)     (140)
  Adjustment for change in unrealized investment gains         (445)     (152)     (151)
  Transfer of Taiwan branch to an affiliated company           (102)       --        --
                                                             ------    ------    ------
Balance at end of year                                       $1,781    $1,887    $1,660
                                                             ======    ======    ======

     On July 1, 2002, deferred policy acquisition costs associated with the Taiwan branch were transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of income tax expense included in the accompanying Statement of Income is as follows (in millions):

                                                             2002    2001    2000
                                                             ----    ----    ----
Current:
  Federal                                                    $(1)    $ 8     $(3)
  State and local                                              1       2       2
                                                             ---     ---     ---
                                                              --      10      (1)
Deferred:
  Federal                                                     (1)     21      54
                                                             ---     ---     ---
Income tax (benefit)/expense                                 $(1)    $31     $53
                                                             ===     ===     ===

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 8 -- FEDERAL INCOME TAXES -- (CONTINUED)

     The components of the net deferred tax liability as of December 31, 2002 and 2001 were as follows (in millions):

                                                              2002    2001
                                                              ----    ----
Deferred tax assets:
  Future policyholder benefits                                $427    $358
  Employee and agents benefits                                  58      57
                                                              ----    ----
     Deferred tax assets                                       485     415
                                                              ====    ====
Deferred tax liabilities:
  Deferred policy acquisition costs                            608     513
  Investments                                                  194      63
  Other                                                         46      26
                                                              ----    ----
     Deferred tax liabilities                                  848     602
                                                              ----    ----
       Net deferred tax liability                             $363    $187
                                                              ====    ====

     Set forth below is a reconciliation of the federal income tax rate to the effective tax rate for 2002, 2001 and 2000:

                                                          2002     2001     2000
                                                          -----    -----    ----
Statutory federal income tax rate                          35.0%    35.0%   35.0%
Current year equity base tax                                 --     12.5    13.6
True down of prior year equity base tax                   (22.9)   (20.1)   (9.2)
Tax exempt income                                          (6.0)    (4.9)   (4.2)
Foreign branch termination                                 (3.8)      --      --
Other                                                      (2.9)     0.9    (1.2)
                                                          -----    -----    ----
Effective tax rate                                         (0.6)%   23.4%   34.0%
                                                          =====    =====    ====

     NYLIAC's federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1998. There were no material effects on NYLIAC's results of operations as a result of these audits. NYLIAC believes that its recorded income tax liabilities are adequate for all open years.

     In March 2002, the Job Creation and Worker Assistance Act of 2002 was passed to provide tax relief and stimulate the economy. This act suspends the Company's equity base tax for the three year period beginning 2001. The Company accrued $17 million in the equity base tax in 2001 prior to passage of this legislation. This amount has been released in 2002 and is reflected as an adjustment to current income tax (benefit) expense in 2002 in the accompanying Statement of Income.

NOTE 9 -- REINSURANCE

     NYLIAC enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. NYLIAC remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. NYLIAC evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

     NYLIAC has entered into cession reinsurance agreements on both a coinsurance basis and on a yearly renewable term basis with affiliated and non-affiliated companies. The total amount of ceded premiums included in the accompanying Statement of Income was $81 million, $2 million and $2 million at December 31, 2002, 2001 and 2000, respectively, and includes ceded premiums associated with the transfer of the Taiwan branch as described in Note
12 -- Related Party Transactions.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     NYLIAC uses derivative financial instruments to manage interest rate, currency, commodity and market risk. These derivative financial instruments include corridor option contracts, interest rate swaps, interest rate floor and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     NYLIAC deals with highly rated counter-parties and does not expect the counter-parties to fail to meet their obligations under the contracts. NYLIAC has controls in place to monitor credit exposures by limiting transactions with specific counter-parties within specified dollar limits and assessing the future creditworthiness of counter-parties. NYLIAC uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. NYLIAC formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. For cash flow hedges of interest rate risk, NYLIAC uses either qualitative assessment, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cashflows method is used to measure hedge ineffectiveness when appropriate. NYLIAC does not have any fair value hedges at December 31, 2002 and 2001. NYLIAC will discontinue hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available for sale securities, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses). During 2002, there was no hedge ineffectiveness recognized in net investment gains (losses) related to cash flow hedges. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. There were no cashflow hedges of forecasted transactions as of December 31, 2002 and 2001. The estimated amount of existing gains and losses that are reported in other comprehensive income at December 31, 2002 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is $7 million.

     NYLIAC may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, NYLIAC assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the accompanying Balance Sheet at fair value and changes in their fair value are recorded currently in net investment gains or losses. If NYLIAC is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the accompanying Balance Sheet at fair value. As of December 31, 2002 and 2001, there were no such embedded derivatives that could not be separated from their host contracts.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     The Company is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company is not aware of, nor has it received notification of any significant insolvency by insurance companies during 2002 or 2001.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     NYLIAC participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2002 and 2001, $1,318 million and $829 million, respectively, of NYLIAC's fixed maturities and equity securities were on loan to others. Collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively, is obtained. The fair value of securities loaned is monitored, with additional collateral obtained, as necessary. Such assets reflect the extent of NYLIAC's involvement in securities lending, not NYLIAC's risk of loss.

     At December 31, 2002 and 2001, the Company recorded cash collateral received under these agreements of $1,350 million and $602 million, respectively, and established a corresponding liability for the same amount included in other liabilities in the accompanying Balance Sheet.

     NYLIAC enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, NYLIAC obtains the use of funds from a broker for generally one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2002 of $799 million ($284 million at December 31, 2001) approximates fair value. The investments acquired with the funds received from the securities sold are included in other investments in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides NYLIAC with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges NYLIAC for the identified costs associated with these services and facilities under the terms of a service agreement between New York Life and NYLIAC. Such costs, amounting to $537 million, $458 million and $476 million for the years ended December 31, 2002, 2001 and 2000, respectively, are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, NYLIAC is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. NYLIAC was allocated $13 million for its share of the net periodic post-retirement

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

benefits expense in 2002 ($10 million and $7 million in 2001 and 2000, respectively) and $(2) million for the post-employment benefits expense in 2002 ($(6) million in 2001 and $2 million in 2000) under the provisions of the service agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     NYLIAC has entered into an investment advisory agreement with New York Life Investment Management, LLC ("NYLIM"), a wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2002, 2001 and 2000, the total cost for these services amounted to $28 million, $16 million and $10 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     NYLIAC recorded annuity and universal life fee income of $9 million and $8 million from NYLIM for administration and advisory fees for the years ended December 31, 2002 and 2001.

     At December 31, 2002 and 2001, NYLIAC had a net liability of $159 million and $157 million, respectively, for the above described services which are included in other liabilities in the accompanying Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

     NYLIAC is the obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, NYLIAC owns all rights, title and interest in and to certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.84% to 7.81%. NYLIAC has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2002 and 2001 the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Balance Sheet amounted to $2,958 million and $2,512 million, respectively.

     In addition, NYLIAC has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. NYLIAC has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2002 and 2001 the amount of outstanding reserves on these contracts included in future policy benefits was $180 million and $176 million, respectively.

     NYLIAC has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute NYLIAC's variable product policies, and allows the use of registered representatives of NYLIFE Securities, another indirect wholly owned subsidiary of New York Life. In connection with this agreement, NYLIAC recorded commission expense to NYLIFE Securities' registered representatives of $71 million, $126 million and $166 million, for the years ended December 31, 2002, 2001 and 2000, respectively.

     The Company has a credit agreement with New York Life wherein New York Life can borrow funds from NYLIAC. The maximum amount available to New York Life is $200 million. No outstanding balance was due to the Company at December 31, 2002 and December 31, 2001.

     The Company also has a credit agreement with New York Life in which the Company can borrow up to $200 million. No outstanding balance was due to New York Life at December 31, 2002 and December 31, 2001.

     Effective July 1, 2002, the Company transferred $37 million in net assets associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life.

     The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected on NYLIAC's Statement of Income. Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                              2002
                                                              ----
Amounts recoverable from reinsurers                           $633
Premiums ceded                                                  74
Benefits ceded                                                  13

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $30 million, $20 million, and $8 million during 2002, 2001 and 2000, respectively.

     Total interest paid was $7 million, $21 million and $12 million during 2002, 2001 and 2000, respectively.

     Non-cash financing activity in 2002 consists of the transfer of $79 million in net liabilities associated with the Taiwan branch to an affiliated company (see Note 12 -- Related Party Transactions).

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2002 and 2001, statutory stockholder's equity was $1,404 million and $1,335 million, respectively. Statutory net income/(loss) for the years ended December 31, 2002, 2001 and 2000 was $(95) million, $(83) million and $0.4 million, respectively.

     The Department has adopted the NAIC's Codification of Statutory Accounting Principles guidance, effective January 1, 2001. The effect of adoption was a net increase in statutory surplus of approximately $27 million.

     NYLIAC is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of NYLIAC's surplus or one hundred percent of net gain from operations. No dividends were paid or declared for the years ended December 31, 2002, 2001 and 2000. As of December 31, 2002, the amount of available and accumulated funds derived from earned surplus from which NYLIAC can pay dividends is $469 million. The maximum amount of dividends that may be paid in 2003 without prior approval is $138 million.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation

In our opinion, the accompanying balance sheet and the related statements of income, of stockholders' equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation (the "Company") at December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an amendment to FASB Statement No. 133.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036
February 7, 2003